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                                                                   EXHIBIY 10.19

                                                                  EXECUTION COPY

                         AMENDMENT NO. 1 AND CONSENT dated as of December 30,
                    1997 (this "Amendment"), to the Credit Agreement dated as of October 17, 1996, as amended and restated as of August 7, 1997 (the "Credit Agreement"), among RYDER TRS, INC., a Delaware corporation (the "Borrower"), the Lenders (as defined therein), CITICORP USA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders and THE CHASE MANHATTAN BANK, as documentation agent (in such capacity the "Documentation Agent").


          A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

          B. The Borrower has requested that the Required Lenders (i) consent to (a) the purchase by the Borrower of promissory notes (the "Finco Commercial Paper Notes") of FCTR, Inc., a special purpose Delaware corporation and wholly owned subsidiary of the Borrower ("Finco"), issued by Finco pursuant to and in accordance with the Depositary Agreement dated as of August 7, 1997, between Finco and Citibank, N.A., a national banking association ("Citibank") in an aggregate principal amount not to exceed $40,000,000 at any time outstanding and
(b) the pledge by the Borrower of such Finco Commercial Paper Notes to one or more insurance companies (the "Insurance Companies") to secure the Borrower's obligations (the "Insurance Obligations") under its indemnity and reimbursement agreements with such Insurance Companies entered into in the ordinary course of business (the foregoing transactions collectively are referred to herein as the "Amendment Transactions") and (ii) agree to amend certain provisions of the Credit Agreement and the Security Agreement, in each case, to the extent, but only to the extent, necessary to permit the Amendment Transactions.

          C. The Required Lenders are willing to grant such consents and amendments on the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
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                                                                               2

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Consent.  The Required Lenders hereby consent to the
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Amendment Transactions, provided that (a) the Borrower shall not purchase Finco
                        --------
Commercial Paper Notes with the proceeds of Loans and (b) promptly upon the pledge of the Finco Commercial Paper Notes to one or more Insurance Companies, each such Insurance Company shall return to the Borrower any letters of credit issued under the Letter of Credit Agreement or other security then held by it to secure the Insurance Obligations.

          SECTION 2.  Amendment to Section 1.01 of the Credit Agreement.
                      -------------------------------------------------
Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order therein the following definition:

          "'Finco Commercial Paper Notes' shall mean the promissory notes of
            ----------------------------
     Finco issued by Finco in the commercial paper market pursuant to and in accordance with the Related Documents.".

          "'Insurance Company' shall mean any person in the business of
            -----------------
     providing insurance with whom the Borrower has entered into an indemnity and reimbursement agreement.".

          "'Insurance Obligations' shall mean the obligations of the Borrower
            ---------------------
     under any indemnity and reimbursement agreement with an Insurance Company entered into in the ordinary course of business.".

          SECTION 3. Amendment to Section 6.02 of the Credit Agreement.  Section
                     -------------------------------------------------
6.02(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(m)(i) pledges and deposits of cash to secure the letters of credit issued pursuant to the Letter of Credit Agreement and (ii) pledges of Finco Commercial Paper Notes purchased by the Borrower pursuant to and in accordance with Section 6.04(h) to one or more Insurance Companies to secure the performance of the Borrower's obligations under its Insurance Obligations.".
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          SECTION 4.  Amendment to Section 6.04 of the Credit Agreement.
                      -------------------------------------------------
Section 6.04 of the Credit Agreement is hereby amended as follows:

          (a) by inserting after the words "any other such wholly owned Subsidiary" set forth in the second line of clause (b) thereof the following phrase "(other than investments in Finco Commercial Paper Notes made by the Borrower pursuant to and in accordance with Section 6.04(h))".

          (b) by deleting the word "and" at the end of clause (f) thereof;

          (c) by deleting the period at the end of clause (g) thereof and substituting therefor the following phrase"; and"; and

          (d) by inserting after clause (g) therein a new clause (h) to read as follows:

               "(h) investments by the Borrower in Finco Commercial Paper Notes in an aggregate amount not to exceed $40,000,000 at any time outstanding, provided that such notes (i) shall not be purchased with
                       --------
          the proceeds of Loans and (ii) shall be pledged by the Borrower to one or more Insurance Companies to secure the performance of the Borrower's Insurance Obligations.".

          SECTION 5.  Amendment to the Security Agreement. Section 1.02 of the
                      -----------------------------------
Security Agreement is hereby amended by inserting after the phrase "(other than Accounts Receivable" set forth in the definition of the term "General Intangibles" the following words "or any Finco Commercial Paper Notes pledged by the Borrower pursuant to and in accordance with Section 6.02(m)(ii) of the Credit Agreement".

          SECTION 6.  Representations and Warranties.  To induce the other
                      -------------------------------
parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement will be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default will have occurred and be continuing.

          SECTION 7.  Conditions to Effectiveness.  This Amendment shall become
                      ----------------------------
effective at such time as the Administrative Agent shall have received counterparts hereof
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which, when taken together, bear the signatures of the Borrower and the Required
Lenders.

          SECTION 8.  Effect of Amendment.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Loan Documents specifically referred to herein. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

          SECTION 9.  Expenses.  The Borrower agrees to pay the reasonable out-
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of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment.

          SECTION 10.  Counterparts.  This Amendment may be executed in any
                       -------------
number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 11.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                       ---------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 12.  Headings.  The headings of this Amendment are for
                       ---------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                     RYDER TRS, INC.,

                                       by /s/ Steven R. Davison
                                     ----------------------------
                                         Name:  Steven R. Davison
                                         Title: Vice President and
                                                Treasurer


                                     CITICORP USA, INC.,
                                     individually, as Administrative
                                     Agent and as Collateral
                                     Agent,

                                       by /s/ Shapleigh B. Smith
                                     ----------------------------
                                         Name: Shapleigh B. Smith
                                         Title: Vice President


                                     THE CHASE MANHATTAN BANK,
                                     individually and as
                                     Documentation Agent,

                                       by /s/ Andris G. Kalnins
                                     --------------------------
                                         Name:  Anris G. Kalnins
                                         Title: Vice President


                                     CORESTATES BANK, N.A.,

                                       by /s/ Mark S. Supple
                                     ----------------------------
                                         Name:  Mark S. Supple
                                         Title: Vice President


                                     SOCIETE GENERALE,

                                       by
                                     ----------------------------
                                         Name:
                                         Title: